Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Web3 ETF

Bitwise Trendwise BTC/ETH and Treasuries Rotation Strategy ETF

(each, a “Fund,” and together, the “Funds”)

May 1, 2026

Supplement to each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
dated April 30, 2026

On April 30, 2026, the Board of Trustees of the Trust (the “Board”) voted to liquidate and dissolve the Funds. After the close of business on May 21, 2026, subject to applicable law, each Fund will no longer accept creation or redemption orders. Trading in shares of each Fund will be halted prior to market open on May 22, 2026. Proceeds of the liquidation and dissolution are currently scheduled to be sent to shareholders on or about May 29, 2026.

When each Fund commences liquidation of its portfolio, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, during the time between market open on May 22, 2026, and from then on, because shares of each Fund will not be traded on NYSE Arca, Inc. (“NYSE Arca”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of each Fund on NYSE Arca until the market close on May 21, 2026 and may incur typical transaction fees from their broker-dealer. At the time the liquidation and dissolution of a Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of May 22, 2026, the Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. A Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE